EXHIBIT 99.1

Release:	On receipt, August 18, 2014
Contact:	Jamie Christensen, Westwood Holdings Group, Inc. (214) 756-6900,
mailto:jchristensen@westwoodgroup.com

Westwood Holdings Group Welcomes Tiffany Kice, CPA as Chief Financial Officer

Dallas, TX August 18, 2014 – Westwood Holdings Group, Inc. (NYSE: WHG), is pleased to announce the appointment of Tiffany Kice, CPA as Westwood’s Chief Financial Officer. Ms. Kice has over 25 years of experience across multiple industries in both the public and private sectors, including over 15 years in public accounting. Prior to joining Westwood, she served as Executive Vice President, Chief Financial Officer and Treasurer of CEC Entertainment, Inc. Earlier in her career, she spent 15 years with KPMG LLP, serving as Audit Partner from 2006 to 2010.

“Tiffany’s impressive experience across a wide range of industries, including her time spent as an audit partner at a global accounting firm, makes her the ideal candidate to help guide Westwood into our next phase of growth,” said Brian O. Casey, President and Chief Executive Officer of Westwood. “As our business continues to expand and as we develop an increasing number of global relationships, it is critical that we have an experienced leader who can provide us with a strategic financial vision.”

“I am excited to join such a distinguished organization that I believe has established a sturdy foundation poised for significant future growth,” said Kice. “Westwood’s reputation as an investment management leader focusing so clearly on talent, clients and shareholders, and its commitment to maintaining a highly ethical culture are all attractive characteristics that match closely with my core beliefs.”

About Westwood

Westwood Holdings Group, Inc. provides investment management services to institutional investors, private wealth clients and financial intermediaries. Westwood manages a range of investment strategies including U.S., Global and Emerging Markets equities as well as Specialty portfolios. Access to these strategies is available through separate accounts, commingled funds, the Westwood Funds® family of mutual funds and UCITS funds. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Westwood also maintains offices in Omaha, NE and Toronto, Canada.

For more information on Westwood, please visit our website at www.westwoodgroup.com.

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)

CONTACT:

Westwood Management – Dallas

Jamie Christensen, VP Marketing and Communications

(214) 756-6900

Statements in this press release that are not purely historical facts constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: our ability to identify and successfully market services that appeal to our customers; the significant concentration of our revenues among a few customers; our relationships with investment consulting firms; our relationships with current and potential customers; our ability to retain qualified personnel; our ability to successfully develop and market new asset classes; our ability to maintain our fee structure in light of competitive fee pressures; competition in the marketplace; downturns in the financial markets; new legislation adversely affecting the financial services industries; interest rates; changes in our effective tax rate; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2013 and its quarterly report on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.